THIRD AMENDMENT TO CONTRIBUTION AGREEMENT

This Third Amendment to Contribution Agreement (“Amendment”) is entered into effective as of January 28, 2013 by and among VIRGINIA TENT LLC, a Delaware limited liability company (“Virginia Tent Contributor”), PETERS POND RV RESORT INC., a Massachusetts corporation (“Peters Pond Contributor”), MORGAN FIESTA KEY LLC, a New York limited liability company (“Fiesta Key Contributor”), NEWPOINT RV RESORT LLC, a Delaware limited liability company (“Newpoint Contributor”), GWYNNS ISLAND RV RESORT LLC, a Delaware limited liability company (“Gwynns Contributor”), WESTWARD HO RV RESORT LLC, a Delaware limited liability company (“Westward Ho Contributor”), and SEAPORT LLC, a New York limited liability company (“Seaport Contributor,” together with Virginia Tent Contributor, Peters Pond Contributor, Fiesta Key Contributor, Newpoint Contributor, Gwynns Contributor and Westward Ho Contributor, each a “Contributor” and collectively the “Contributors”), SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (“SCOLP”), and SUN VIRGINIA PARK RV LLC, a Michigan limited liability company (“Virginia Park Purchaser”), SUN PETERS POND RV LLC, a Michigan limited liability company (“Peters Pond Purchaser”), SUN FIESTA KEY RV LLC, a Michigan limited liability company (“Fiesta Key Purchaser”), SUN NEWPOINT RV LLC, a Michigan limited liability company (“Newpoint Purchaser”), SUN GWYNN’S ISLAND RV, LLC, a Michigan limited liability company (“Gwynns Purchaser”), SUN WESTWARD HO RV, LLC, a Michigan limited liability company (“Westward Ho Purchaser”), SUN SEAPORT RV, LLC, a Michigan limited liability company (“Seaport Purchaser”, together with Virginia Park Purchaser, Peters Pond Purchaser, Fiesta Key Purchaser, Newpoint Purchaser, Gwynns Purchaser and Westward Ho Purchaser, each a “Purchaser” and collectively, the “Purchasers” and together with SCOLP, the “Sun Parties”);.

RECITALS

A.Contributors and Sun Parties are parties to that certain Contribution Agreement, dated December 9, 2012, as amended by that First Amendment to Contribution Agreement, dated December 13, 2012, and as amended by that Second Amendment to Contribution Agreement, dated December 31, 2012 (the “Agreement”), pertaining to the contribution and purchase of certain recreational vehicle communities (each a “Project” and collectively, the “Projects”), all as more particularly described in the Agreement; and

B.    The parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

C.    All capitalized terms not otherwise defined herein shall be defined as set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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1.Exhibit AA attached to the Agreement is hereby amended to reflect that both the Loan Date and the effective date of the Management Agreement for Peters Pond will be on or before February 28, 2013.

2.Except as set forth herein, the Agreement remains unmodified and in full force and effect.

3.    This Amendment may be executed in any number of counterparts, and by separate parties hereon on separate counterparts, and all of such counterparts taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile. The section headings set forth in this Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections.

[Signature page attached]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

CONTRIBUTORS:

MORGAN FIESTA KEY LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

GWYNNS ISLAND RV RESORT LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

NEWPOINT RV RESORT LLC
By: Morgan RMHC LLC, Managing Member

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

PETERS POND RV RESORT INC.

By:/s/ Robert C. Morgan
Robert C. Morgan, President

SEAPORT LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

[Signature Page Continued]

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[Signature Page to Amendment, dated January 28, 2013]

VIRGINIA TENT LLC
By: Morgan RMHC LLC, Managing Member

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

WESTWARD HO RV RESORT LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

[Signature Page Continued]

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[Signature Page to Amendment, dated January 28, 2013]

SCOLP:

SUN COMMUNITIES OPERATING LIMITED     PARTNERSHIP, a Michigan limited partnership

By:    Sun Communities, Inc., General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

PURCHASERS:

SUN VIRGINIA PARK RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

SUN PETERS POND RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

[Signature Page Continued]

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[Signature Page to Amendment, dated January 28, 2013]

SUN FIESTA KEY RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

SUN NEWPOINT RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

SUN GWYNN’S ISLAND RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer
[Signature Page Continued]

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[Signature Page to Amendment, dated January 28, 2013]

SUN WESTWARD HO RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

SUN SEAPORT RV LLC,
a Michigan limited liability company

By:    Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member

By:    Sun Communities, Inc.,
General Partner

By:/s/ Karen J. Dearing
Name: Karen J. Dearing
Title: Chief Financial Officer

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